Exhibit 99.3

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on newly originated mortgage loans acquired by Loan Funding Structure VI LLC through a bulk purchase. The review included a total of 246 newly originated residential mortgage loans, in connection with the securitization identified as BRAVO 2025-NQM10 (the “Securitization”). The Review was conducted from February 2025 through October 2025 on mortgage loans originated between March 2025 and August 2025.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
●	Validate borrower(s) monthly gross income
●	Validate funds required to close, required reserves
●	Review file documentation for required level of income and asset verifications
ii.	Employment Status
●	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
●	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
●	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
●	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
●	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
●	Review credit report for credit history and required credit depth including any / all inquiries
●	Determine representative credit score from credit report
b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
j.	General QM for any loans originated under the GQM Rule

i.	Pricing Thresholds:
a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and
ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.
ii.	Consider Income and Assets:
o	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;
o	The consumer’s debt obligations, alimony, child support; and
o	The monthly DTI or residual income.

iii.	Verification of Income and Assets:
a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;
iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;
iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;
v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. In relation to cash out refinances of investment property loans, documentation provided in the loan file will be reviewed only to validate the use of cash out proceeds for business purposes at the origination/consummation of the loan. In the event use of proceeds cannot be validated, or are deemed to be utilized for consumer purposes, the loan would then be subject to a “Compliance Review” of applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure
d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge
f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees
g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure
h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents
k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal LCA risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA score was not eligible for R&W relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guidance from the seller, CDA’s were ordered on loans that had an acceptable CU score or R&W eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.

For loans reviewed in a post-close valuation review scenario (246 loans in total):

One hundred twenty-five (125) loans had CU scores of 2.5 or less or were eligible for Collateral Rep and Warranty relief.

Three (3) loans had an AVM, twelve (12) loans had a Secondary Appraisal, and one hundred thirty-one (131) loans had a Desk Review. Consolidated Analytics has independent access to the Desk Reviews ordered by the Aggregator.

If a Secondary Appraisal or Desk Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then an additional valuation product was completed. There were zero (0) instances of this.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the two hundred forty-six (246) mortgage loans reviewed, one-hundred ten (110) unique mortgage loans (44.72% by loan count) had a total of two hundred seventy-two (272) discrepancies across thirty-one (31) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Qualifying All Borrower Residual Income	71	26.10%
Qualifying Total Reserves Number of Months	49	18.01%
Property Value	29	10.66%
Application Date	17	6.25%
MIN No	16	5.88%
Borrower Appraisal Receipt Date	12	4.41%
T & I Payment	10	3.68%
DSCR	8	2.94%
Maturity Date	8	2.94%
ULI	7	2.57%
Verified Doc Type	7	2.57%
First Payment Date	6	2.21%
As-Is Value	4	1.47%
Property Type	4	1.47%
Qualifying Housing Debt Income Ratio	3	1.10%
Qualifying FICO	3	1.10%
Borrower 1 Last Name	3	1.10%
Cash Disbursement Date	2	0.74%
Calculated DSCR	1	0.37%
Cash out Include Debt Paid at Close	1	0.37%
Prepayment Penalty	1	0.37%
First Pymt Date	1	0.37%
Underwriting Guideline Name	1	0.37%
Property County	1	0.37%
Borrower 1 Citizen	1	0.37%
Mo Pymt (P&I)	1	0.37%
Prepymt - May/Will Not Penalty	1	0.37%
Prepayment Penalty Flag	1	0.37%
Property City	1	0.37%

Note Date	1	0.37%
Origination Date	1	0.37%
Grand Total	272	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	191	$102,023,034.00	77.64%
Event Grade B	55	$41,520,949.00	22.36%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	246	$143,543,983.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	199	80.89%
Event Grade B	47	19.11%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	246	100.00%

Compliance Results: (47 loans did not receive a compliance review)
Event Grade	Loan Count	Percent of Sample
Event Grade A	196	98.49%
Event Grade B	3	1.51%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	199	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	235	95.53%
Event Grade B	11	4.47%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	246	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	91
		Third Party Fraud Report not Provided	32
		All Interested Parties Not Checked with Exclusionary Lists	29
		Borrower 1 Gap Credit Report is Missing	25
		Background Check Missing or Defective	19
		Asset Qualification Does Not Meet Guideline Requirements	18
		Housing History Does Not Meet Guideline Requirements	15
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	14
		Borrower 1 3rd Party VOE Prior to Close Missing	13
		Assets do not meet guideline requirements	13
		Guideline Seasoning not Met	10
		Missing VOM or VOR	10
		Property Title Issue	10
		Income and Employment Do Not Meet Guidelines	10
		Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	10
		The Total Hazard Coverage is LESS than the Required Coverage Amount	8

Rent Loss Insurance Missing	6
Missing verification of taxes, insurance, and/or HOA fees for non-subject property	6
Borrower 1 CPA Letter Missing	5
Fraud Report Shows Uncleared Alerts	4
OFAC Check Not Completed and/or Cleared	4
Borrower residency documentation not provided or issue with documentation	4
Borrower Non-US Citizen Identification Document Missing	4
ATR: Current Employment Not Verified	4
Asset Documentation Missing or Defective	4
Entity Documentation - Missing or Defective	4
ATR Risk	3
Missing income documentation	3
Third Party Fraud Report Partially Provided	3
Borrower 1 Credit Report is Incomplete	3
The Note is Incomplete	3
Borrower 2 Gap Credit Report is Missing	3
Title Insurance Missing or Defective	3
Missing rent comparable schedule form 1007	2
The Deed of Trust is Not Executed	2
Audited DTI Exceeds Guideline DTI	2
Approval/Underwriting Summary Partially Provided	2
Asset 3 Missing	2
Title Document Missing	2
ATR: Reasonable Income or Assets Not Considered	2
Asset 2 Does Not Meet Guideline Requirements	2
Rent Loss Coverage Not Sufficient	2
Missing Income - Bank Statements	2
Hazard Insurance Policy is Missing	2
Asset 2 Missing	2
HO6 Master Insurance Policy is Missing	2
Missing letter of explanation	2
Asset 3 Does Not Meet Guideline Requirements	2
Audited CLTV Exceeds Guideline CLTV	1
Title Coverage is Less than Subject Lien	1
Satisfactory Chain of Title not Provided	1
Asset 6 Missing	1
Borrower 1 Business Bank Statements Missing	1

Asset General	1
Purchase Contract does not Match Final CD	1
Final CD: Calculating Cash to Close Closing Costs Paid, Closing Costs Financed, Down Pmt, Deposit, and/or Funds for Borrower discrepancy	1
Closing Documentation Missing or Defective	1
Flood Insurance Policy Missing	1
Missing Letter of Explanation (Credit)	1
Borrower 1 Award Letter Missing	1
Missing Verification of Subject Property Taxes, Insurance, HOA or Other Payments	1
Borrower 1 Credit Report is Missing	1
Audited HCLTV Exceeds Guideline HCLTV	1
Borrower 1 Executed 4506-T Missing	1
Asset 8 Missing	1
HO-6 Insurance Policy is Missing	1
Subordination Agreement is Missing	1
Asset 7 Missing	1
Asset 4 Missing	1
Borrower 1 Lease Agreements Missing	1
Missing Letter of Explanation (Assets)	1
Income 1 Months Income Verified is Missing	1
Missing Letter of Explanation (Income)	1
Borrower 1 Paystubs Missing	1
Missing required ARM Rider	1
Borrower 2 3rd Party VOE Prior to Close Missing	1
Borrower 2 Paystubs Missing	1
Verification of Borrower Liabilities Missing or Incomplete	1
Asset 8 Does Not Meet Guideline Requirements	1
Loan Agreement Missing	1
Audited Loan Amount is greater than Guideline Maximum Loan Amount	1
Missing Business Entity Formation Document	1
Purchase Contract is Incomplete	1
Missing Certificate of Occupancy	1
Audited LTV Exceeds Guideline LTV	1
Missing evidence of self employment	1
Subject Property Lease - Missing or Defective	1
Missing explanation and supporting documentation for large deposit(s)	1

	Business Purpose Affidavit/Disclosure Missing	1
	Borrower 2 CPA Letter Missing	1
	Deed Missing or Defective	1
	Borrower 2 Credit Report is Incomplete	1
	Delinquent Credit History Does Not Meet Guideline Requirements	1
	Missing Lease Agreement	1
	DSCR is less than guideline minimum	1
	Borrower 2 Credit Report is Missing	1
	Tradelines do not meet Guideline Requirements	1
	Income/Employment General	1
	Asset 5 Missing	1
	Insufficient Assets to Close	1
	File does not contain all required Asset Statement(s)	1
	Total Credit Grade (A) Exceptions:	476
B	Audited CLTV Exceeds Guideline CLTV	10
	Audited HCLTV Exceeds Guideline HCLTV	10
	Audited LTV Exceeds Guideline LTV	10
	Housing History Does Not Meet Guideline Requirements	7
	Missing Business Entity Formation Document	6
	Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	3
	Excessive LTV Ratio	3
	Audited Loan Amount is greater than Guideline Maximum Loan Amount	3
	Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	3
	Borrower Contributions Do Not Met Guideline Minimum	3
	Asset 2 Does Not Meet Guideline Requirements	2
	Audited DTI Exceeds Guideline DTI	2
	Asset Qualification Does Not Meet Guideline Requirements	2
	Audited Loan Amount is less than Guideline Minimum Loan Amount	2
	Rent Loss Coverage Not Sufficient	1
	Maximum Loan Amount Exceeded	1
	Income and Employment Do Not Meet Guidelines	1
	Audited FICO is less than Guideline FICO	1
	Missing VOM or VOR	1
	Borrower 1 IRS Transcripts Missing	1

		Borrower 1 WVOE Missing	1
		DSCR is less than guideline minimum	1
		Insufficient Assets for Reserves	1
		Assets do not meet guideline requirements	1
		ATR: Reasonable Income or Assets Not Considered	1
		Fraud Report Shows Uncleared Alerts	1
		Property Title Issue	1
		Title Coverage is Less than Subject Lien	1
		Rent Loss Insurance Missing	1
		Hazard Insurance Policy is Partial	1
		Audited Interested Party Contribution Exceeds Guideline Program Maximum	1
		Guideline Seasoning not Met	1
		Borrower does not meet residual income requirement	1
		Total Credit Grade (B) Exceptions:	85
Compliance	A	No Compliance Findings	119
		Higher-Priced Mortgage Loan Test	35
		eSigned Documents Consent is Missing	28
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	10
		Missing Required Affiliated Business Disclosure	9
		Charges That Cannot Increase Test	6
		NY Subprime Home Loan Test	5
		Higher-Priced Mortgage Loan Evidence of Appraisal Delivery to the Borrower Not Provided (12 CFR 1026.35(c)(6))	5
		Initial Closing Disclosure Delivery Date Test	3
		MA 209 CMR 32.35 Higher-Priced Mortgage Loan Test	2
		Charges That In Total Cannot Increase More Than 10% Test	2
		CA AB 260 Higher-Priced Mortgage Loan Test	2
		Regulation § 1026.43(c)(2)(iii) failure - The consumer's qualifying monthly payment is not calculated based on (a) the greater of the fully indexed rate or introductory rate and (b) Monthly, fully amortizing payments that are substantially equal.	1
		The Note is Not Executed	1
		RESPA Homeownership Counseling Organizations Disclosure Date Test	1
		Incorrect rescission model used - RTC form model H-9 used for refinance not with Original Lender or Lender Affiliate	1

		TX Const, Art 16, § 50(a)(6)(M)(i) - Texas 50(a)(6) Notice for Home Equity Disclosure not provided at least 12-days prior to consummation date	1
		CA Per Diem Interest Amount Test	1
		Regulation § 1026.43(c)(2)(v) failure - The consumer's monthly payment for mortgage-related obligations not properly considered	1
		Initial Loan Estimate Delivery Date Test (from application)	1
		Revised Loan Estimate Delivery Date Test (prior to consummation)	1
		Non-Borrower Title Holder Did Not Receive Right of Rescission Form	1
		TRID: Missing Loan Estimate	1
		NY Subprime Home Loan Initial Loan Estimate Delivery Date Validation Test	1
		Intent to Proceed is Missing	1
		Lender Credits That Cannot Decrease Test	1
		Total Compliance Grade (A) Exceptions:	240
	B	Charges That Cannot Increase Test	3
		Total Compliance Grade (B) Exceptions:	3
Property	A	No Property Findings	160
		Third Party Valuation Product Not Provided within 10% Tolerance	20
		Hazard Insurance Missing or Defective	17
		Appraisal Missing or Defective	8
		Appraisal is Missing	7
		Appraisal Review - Missing	6
		HOA Questionnaire is Missing	4
		Subject Property Lease - Missing or Defective	3
		Property/Appraisal General	3
		Flood Insurance Missing or Defective	3
		Subject property appraisal is not on an as-is basis (Primary Value)	2
		Missing Appraisal photos	2
		Flood Cert or Evidence not in a Flood Zone Missing	1
		Background Check Missing or Defective	1
		FEMA Post Disaster Inspection Report not Provided	1
		Missing Private Road Maintenance Agreement	1
		Subject property appraisal is not on an as-is basis (Secondary Value)	1
		FEMA Declared Disaster Dated Prior to the Note Date, After Appraisal Date	1
		The appraiser was not licensed (Primary Value)	1

	Property Issue(s) are Present	1
	HOA Does Not Meet Guidelines	1
	HOA Questionnaire is Incomplete	1
	Total Property Grade (A) Exceptions:	245
B	Property/Appraisal General	6
	HOA Does Not Meet Guidelines	3
	Condo Approval Missing	1
	Property Issue(s) are Present	1
	Total Property Grade (B) Exceptions:	11

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.